UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2020

Johnson & Johnson

(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:

732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.250% Notes Due January 2022	JNJ22	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On August 20, 2020, Johnson & Johnson, a New Jersey corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several Underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters:

(1)	$1,000,000,000 aggregate principal amount of 0.550% Notes due 2025;

(2)	$1,500,000,000 aggregate principal amount of 0.950% Notes due 2027;

(3)	$1,750,000,000 aggregate principal amount of 1.300% Notes due 2030;

(4)	$1,000,000,000 aggregate principal amount of 2.100% Notes due 2040;

(5)	$1,000,000,000 aggregate principal amount of 2.250% Notes due 2050; and

(6)	$1,250,000,000 aggregate principal amount of 2.450% Notes due 2060;

(collectively, the “Notes”) under the Company’s Registration Statement on Form S-3, Reg. No. 333-236499. The Underwriting Agreement incorporates the Underwriting Agreement Standard Provisions (Debt), dated August 20, 2020, which is filed as Exhibit 1.1 hereto. The issuance and sale of the Notes closed on August 25, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Form of Underwriting Agreement—Standard Provisions (Debt) dated as of August 20, 2020.

4.1	Company Order establishing the terms of the Notes.

5.1	Opinion of James J. Bergin, Assistant Secretary of the Company.

5.2	Opinion of Weil, Gotshal & Manges LLP.

23.1	Consent of James J. Bergin, Assistant Secretary of the Company (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.2 of this Current Report on Form 8-K).

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson

By:	/s/ Matthew Orlando
Matthew Orlando
Corporate Secretary

August 25, 2020